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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350 and in accordance with SEC Release No. 33-8238. This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

In connection with the Quarterly Report of J. W. Mays, Inc. (the "Company") on Form 10-Q for the period ending January 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), we, Lloyd J. Shulman and Mark S. Greenblatt, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 10, 2004


                                        /s/ Lloyd J. Shulman
                                        -----------------------------
                                        Lloyd J. Shulman
                                        Chief Executive Officer


                                        /s/ Mark S. Greenblatt
                                        -----------------------------
                                        Mark S. Greenblatt
                                        Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to J.W. Mays, Inc. and will be retained by J. W. Mays, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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